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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                       Filed pursuant to Section 13 of the
                         Securities Exchange Act of 1934

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                             KIDEO PRODUCTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware              0-28158                 13-3729350

     (State or other       (Commission File          (IRS Employer
       jurisdiction             Number)              Identification No.)
     of incorporation)

611 Broadway, Suite 523, New York, NY                 10012
(Address of Principal Executive Offices)            (Zip Code)

                                  212-505-6605
                                fax 212-505-2142
                         (Registrant's Telephone Number)

                                  May 11, 1999
                           (Date of Report -- Date of
                            Earliest Event Reported)

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Item 5. Other Events

      On May 11, 1999, the Company entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") with Felton Investments Ltd., Greatview Investments Ltd. and Mermaid Investments Ltd. (collectively, the "Purchasers"). Pursuant to the Purchase Agreement, the Company agreed to sell, and the Purchasers agreed to buy, in two separate transactions, (1) convertible notes having an aggregate principal amount of $1,400,001 due May 15, 2000 and (2) warrants to purchase an aggregate of 1,400,001 shares of common stock of the Company, par value $.0001 per share (the "Common Stock"), exercisable after August 31, 1999 through August 31, 2004 at an exercise price of $0.80 per share.

      The notes bear interest at the rate of 10% per annum and are convertible into shares of common stock of the Company at $.80 per share (a total of 1,750,001 shares of the Common Stock). Payment under the notes is secured by all of the assets of the Company.

      The first closing under the Purchase Agreement occurred on May 12, 1999. At such closing the Company received $1,000,002 and delivered to the Purchasers
(1) notes in such amount and (2) warrants to purchase an aggregate of 1,000,002 shares of the Common Stock. The Purchasers are obligated to consummate the second closing on or before May 25, 1999.

      The Company will file a registration statement with respect to the shares of common stock underlying (1) the notes and warrants sold pursuant to the Purchase Agreement, (2) warrants issued as a fee in connection with the Purchase Agreement and (3) other warrants issued as a result of adjustments to previously outstanding warrants.

      Gerard, Klauer, Mattison & Co. acted as placement agent for the Company in connection with the transactions described above and received a fee of $70,000 and warrants to purchase 70,000 shares of the Common Stock at an exercise price of $.80 per share.

Item 7. Financial Statements and Exhibits

      Item 7(c) Exhibits.

      Exh. No. Description

      10.1 Form of Note and Warrant Purchase Agreement, dated as of May 11, 1999, between the Company and Felton Investments Ltd., Greatview Investments Ltd. and Mermaid Investments Ltd. (collectively, the


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            Purchasers").

      10.2 Form of Security Agreement, dated as of May 12, 1999, between the Company and the Purchasers.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KIDEO PRODUCTIONS, INC.


                                   By /s/ Richard L. Bulman
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                                          Richard L. Bulman
                                          Chief Executive Officer

                                   Date:  May 24, 1999


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